UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                       March 6, 2006 (February 28, 2006)

                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                 000-10999                             59-2025386
            ------                                 ----------                            ----------
(State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
        incorporation)
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                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

Private Financing

      On March 2, 2006, Composite Technology Corporation, a Nevada corporation
(the "Company") entered into Security Purchase Agreements, the form of which is attached hereto as Exhibit 10.2 (the "Agreements"), with the purchasers named therein (the "Purchasers"). One of the Purchasers, Lane Capital Markets, acted as the placement agent and financial advisor for this transaction. On March 3, 2006, pursuant to the Agreements, the Company issued to the Purchasers Senior
Secured Convertible Notes ("Notes") with an aggregate principle value of $3,500,000, plus interest on the unpaid principal balance at a rate equal to 14.0% per annum. The maturity date of the Notes is September 3, 2006. Interest on the Notes commences accruing on March 3, 2006 and is payable in arrears, in cash, on the last day of each month during the time period from March 3, 2006 until September 3, 2006. In the event of default under the terms of the Notes, the interest rate increases to 18%. The notes are convertible into shares of common stock of the Company a rate equal to $1.55 per share, subject to adjustment. The transaction closed on March 3, 2006.

      The Purchasers also received Warrants B-1 and Warrants B-2 (collectively, the "Warrants") in the form attached hereto as Exhibits 10.3 and 10.4, respectively. Pursuant to the terms of Warrants B-1, the Purchasers are entitled to purchase up to 750,000 shares of common stock of the Company at an exercise price of $1.55 per share. Warrants B-1 have a term of 36 months after the issue date of March 3, 2006. The Purchasers are entitled to purchase up to 2,000,000 shares of common stock of the Company pursuant to Warrants B-2 at an exercise price of $2.00 per share. Warrants B-2 expire 36 months from the issue date of March 3, 2006; however, the Company may accelerate the expiration date of the Warrants B-2 by giving notice to the Purchasers, subject to certain conditions including the requirement that the closing price of the Company's common stock remain above $2.50 for 10 consecutive trading days following notice.

      The securities sold pursuant to the Agreements have not yet been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. Pursuant to the Registration Rights Agreements in the form attached hereto as Exhibit 10.5, the Company is required to file a registration statement on Form S-1 or Form S-3 within 90 days after the closing of the transaction for purposes of registering the resale of the sum of 110% of the number of shares of common stock issuable upon conversion of the Notes and 110% of the number of shares issuable upon exercise of the Warrants. If the Company fails to timely file this resale registration statement by the filing deadline, it will be required to pay cash penalties in the amount of two percent of the aggregate purchase price of the Notes and Warrants, subject to the terms of the Registration Rights Agreement.

      Subject to the terms and conditions of the CEO Share Pledge Agreement between Benton H Wilcoxon and Hudson Bay Fund LP, a limited partnership organized under the laws of the State of Delaware, as collateral agent for the Purchasers, dated March 3, 2006, the form of which is attached hereto as Exhibit
10.6, and the Side Letter Agreement from Mr. Wilcoxon to the Purchasers, dated
March 3, 2006, the form of which is attached hereto as Exhibit 10.7, Mr.
Wilcoxon agreed to deliver 4,741,936 shares of common stock of the Company owned by Mr. Wilcoxon in the event of a default under the Notes. Events of default include, but are not limited to, the (i) Company's failure to have the registration statement declared effective on or prior to the date that is 60 days after the effectiveness deadline specified in the Registration Rights
Agreement, (ii) suspension from trading or failure of the common stock of the

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Company to be listed or quoted on a national exchange, Nasdaq or OTC Bulletin
Board, (iii) failure to cure a conversion failure by delivery of the required number of shares of common stock, (iv) failure to pay any portion of the principal, interest or other amounts due under the Notes or other agreements entered into in connection with the transactions contemplated by the Agreements when due, (v) any default, redemption or acceleration of indebtedness, by the Company or its subsidiaries in an aggregate principal amount of $225,000, (vi) the commencement of a voluntary or involuntary liquidation, or other relief with respect to the Company or any of its subsidiaries or their debts under bankruptcy, insolvency or other similar law, (vii) final judgments for the payment in excess of $250,000 are rendered against the Company or any of its subsidiaries or (viii) or any breach or failure to comply in any respect with the terms of the Notes or any agreements entered into in connection with the transactions contemplated by the Agreements. However, for each $1,000 of principal amount of the Notes that are repaid or converted, the number of shares that Mr. Wilcoxon shall be obligated to deliver shall be reduced by 1,354.83 shares.

      The financing was completed through a private placement to accredited investors and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

      The placement agent and financial advisor for the transaction, Lane
Capital Markets, will receive a fee comprising a cash payment in an amount of six percent of the face value of the Notes, together with a warrant to purchase up to 150,000 shares of common stock of the Company with an exercise price per share of $1.55 exercisable during a three year term.

      On March 3, 2006, the Company issued the press release attached hereto as
Exhibit 99.2 regarding the private financing transaction described in this report.

      The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the aforementioned transaction documents contained in Exhibits 10.2 through 10.8, each of which is incorporated herein by reference.

Letter of Intent

      On February 28, 2006, the Company entered into a letter of intent (the
"Letter") with EU Energy plc, a United Kingdom corporation ("EU Energy") and stockholders holding more than 70% of EU Energy share capital ("Major EU Energy
Stockholders"), by which the parties have agreed to negotiate in good faith towards execution of a mutually satisfactory agreement with respect to the Company's proposed acquisition of the entire share capital of EU Energy.

      Subject to the terms and conditions of the Letter, the total purchase price will be approximately USD $60.7 million to be paid by the Company by issuing one-and-a-half share of unregistered, restricted common stock of the Company for each outstanding share of capital stock of EU Energy. Based on EU
Energy's representation that it has no more than 26,113,110 shares of capital stock outstanding, the Company expects to issue 39,169,665 shares of its common stock in the proposed acquisition. The deemed price for the Company's common stock is USD $1.55 per share.


      Should the parties enter into a definitive, legally binding, written agreement ("Definitive Agreement"), each Major EU Energy Stockholder, officer and director of EU Energy will be required to sign a lock-up agreement prohibiting any sales, transfers or other dispositions of their shares for a period of 12 months following the closing of the proposed acquisition, except for estate planning purposes and sales that constitute the lesser of 5% of his shares or 500,000 shares during any calendar quarter of the 12-month lock-up period on a cumulative basis. In addition, no Major EU Energy Stockholder, officer and director of EU Energy may transfer more than 1,500,000 shares during any calendar quarter.

      Commencing on February 28, 2006, the Company and its advisors are entitled to conduct a reasonable investigation of information and materials related to EU Energy's financial, business and legal condition, which terminates 45 days thereafter, unless the Company and EU Energy agree to extend this due diligence period.

      The Letter provides that the proposed acquisition will be subject to several closing conditions, including but not limited to obtaining, to the extent required, consents or approvals of shareholders (to the extent applicable), governmental bodies, lenders, lessors and other third parties and compliance with other legal or contractual requirements for or preconditions to the execution and consummation of the Definitive Agreement, absence of material pending or threatened litigation relating to EU Energy or its respective material assets, business and liabilities or the Definitive Agreement, satisfactory completion of the Company's due diligence investigation, no material adverse change in the business, properties, financial condition or prospects of EU Energy or its respective businesses and assets shall have occurred, evidence that the proposed acquisition will not materially affect the terms of EU Energy's existing contracts, execution of [five]-year non-competition agreements by and between each Major EU Energy Stockholder and officer and director of EU Energy, on the one hand, and the Company, on the other, and delivery of closing certificates and other documentation, including without limitation, legal opinion of EU Energy's counsel.

      Subject to the terms and conditions of the Letter, EU Energy agrees that, for the period of time from February 28, 2006 to May 29, 2006, unless automatically extended for 30 days if EU Energy's audit of its fiscal year ended March 31, 2006 is delayed, the Major EU Energy Stockholders and EU Energy shall not, and shall cause its affiliates, officers, directors, employees or other agents to not, directly or indirectly, take any action to encourage, solicit or initiate any offer or proposal for, or indication of interest in, any acquisition of EU Energy or any of its assets (other than in the ordinary course of business), whether by way of a merger, consolidation, or other business combination, or the acquisition of fifteen percent or more of EU Energy's voting securities (on a fully-diluted bases) ("Alternative Proposal") or respond to, continue, initiate or engage in discussions or negotiations concerning any Alternative Proposal with, or disclose in connection with any Alternative Proposal any non public information relating to EU Energy or afford access to the properties, books or records of EU Energy to, any person, corporation, partnership, limited liability company or other entity (except the Company and its representatives). In addition, during this period, the Major EU Energy Stockholders and EU Energy shall provide to the Company with notice of and copies of any Alternative Proposal received by such Major EU Energy Stockholder or EU Energy (or a summary of the terms thereof in the case of oral proposals) not later than twenty-four hours after receipt.

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      The Company and EU Energy further agreed pursuant to the terms of the
Letter that Michael Porter will continue to serve as Chief Executive Officer of EU Energy, which will be operated as a wholly-owned subsidiary of the Company after the closing of the proposed acquisition, and that Mr. Porter will be appointed to serve on the Company's board of directors. In addition, prior to and as a condition to closing of the proposed acquisition, EU Energy will complete an audit of all necessary financial statements in accordance with generally accepted accounting principles applicable in the UK and Germany and also reported in the United States of America.

      The Company and EU Energy agreed to each be solely responsible for their own respective expenses incurred in connection with the Letter or pursuing or consummating the Definitive Agreement, the proposed acquisition and the transactions contemplated thereby.

      Unless the Letter is automatically extended for a 30-day period if the closing of the proposed acquisition cannot occur due to delays with the audit of EU Energy's financial statements for its fiscal year ended March 31, 2006, the Letter terminates as follows: 90 days after the date of acceptance of this Letter without any further action by the parties, at any time by mutual written consent of both parties, upon the closing of the proposed acquisition, or by either the Company or EU Energy by written notice to the other party if there has been a material breach of this Letter by the other party.

      On March 2, 2006, the Company issued the press release attached hereto as
Exhibit 99.1 regarding the Letter described in this report. The information that is set forth in the Company's press release dated March 2, 2006 is incorporated herein by reference.

      A copy of the Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Letter is qualified in its entirety by reference to the full text of the Letter.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

      The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

      The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

      On February 23, 2006, the Company issued 150,000 shares of its common stock for the exercise of Series S warrants to purchase 150,000 shares of common stock with an exercise price of $1.00 per share. The warrants were originally issued on September 13, 2004 in compensation for product marketing consulting services rendered in 2004. The Company relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act for the issuance of these securities. The recipient took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

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Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

      10.1 Letter of Intent among Composite Technology Corporation, EU Energy plc, and stockholders holding more than 70% of EU Energy share capital

      10.2  Securities Purchase Agreement, dated as of March 2, 2006

      10.3  Warrant B-1 to purchase common stock

      10.4  Warrant B-2 to purchase common stock

      10.5  Registration Rights Agreement, dated as of March 2, 2006

      10.6  CEO Share Pledge Agreement, dated as of March 2, 2006

      10.7 Side Letter Agreement from Benton H Wilcoxon to certain investors, dated March 3, 2006

      10.8  Form of Senior Secured Convertible Note

      99.1  Press Release of Composite Technology Corporation, dated March 2,
            2006

      99.2  Press Release of Composite Technology Corporation, dated March 3,
            2006

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPOSITE TECHNOLOGY CORPORATION
                                      (Registrant)

Date: March 6, 2006                   By: /s/ Benton H Wilcoxon
                                          ----------------------
                                          Benton H Wilcoxon
                                          Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

      10.1 Letter of Intent among Composite Technology Corporation, EU Energy plc, and stockholders holding more than 70% of EU Energy share capital.

      10.2  Securities Purchase Agreement, dated as of March 2, 2006

      10.3  Warrant B-1 to purchase common stock

      10.4  Warrant B-2 to purchase common stock

      10.5  Registration Rights Agreement, dated as of March 2, 2006

      10.6  CEO Share Pledge Agreement, dated as of March 2, 2006

      10.7 Side Letter Agreement from Benton H Wilcoxon to certain investors, dated March 3, 2006

      10.8  Form of Senior Secured Convertible Note

      99.1  Press Release of Composite Technology Corporation, dated March 2,
            2006

      99.2  Press Release of Composite Technology Corporation, dated March 3,
            2006